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                                                                   EXHIBIT 10.8

                  SOFTWARE LICENSE AND DISTRIBUTOR AGREEMENT

     THIS AGREEMENT (the "Agreement") is entered into and made this 28th day of May, 1999, by and between Townsend Analytics, Ltd., an Illinois corporation, having its principal office at 100 South Wacker Drive, Suite 2040, Chicago, Illinois 60606 ("TAL"), and PC Quote.Com, Inc., a Delaware corporation, whose principal office is located at 300 S. Wacker Drive, Chicago, Illinois 60606 ("PQT").

                             W I T N E S S E T H

     WHEREAS, TAL (a) designs, develops, markets and licenses computer software and computer-based software systems and has developed a suite of real time software products called "TAL Trading Tools Package" ("the Product") that performs a variety of functions such as (1) the display of market price quotations, news, and other information for analysis ("RealTick-TM-"); (2) order entry including initiating and transmitting of trading orders, position management, etc. ("RealTrade-TM-"); (3) Software Server applications ("Software Server Applications") which provide permissioning, real-time and historical market prices and news to the Product (PermSrv-TM-, TASrv-TM-, and TALNet-TM-, among others); and (b) operates an Internet and frame relay site for distribution of market quotes, trades, and other services ("TAL site"); and

     WHEREAS, in connection with the utilization of the Product, certain services are licensed by PQT from HyperFeed Technologies ("HyperFeed"); and

     WHEREAS, PQT acknowledges that the Product does constitute valuable property of TAS not within the public domain, and that, but for this Agreement, and rights granted herein, PQT would have no rights with respect thereto; and

     WHEREAS, PQT is in the business of distributing market data, operating an Internet service and of selling, licensing, supporting, installing and servicing computer software, and has represented that it has the resources, facilities and personnel necessary to maintain the high standards of performance which are necessary to achieve maximum sales of TAL's products through satisfaction of the end user ("Customer");

     WHEREAS, PQT would like to use the Product to provide an Internet service to its customers; and

     WHEREAS, TAL and PQT have agreed that throughout the course of this Agreement and in terminating this Agreement they will act in a fair, equitable and ethical manner to each other as well as to the end user;

     NOW, THEREFORE, TAL and PQT agree as follows:

1.   LICENSE AND APPOINTMENT

     (a)   LICENSES.  TAL hereby grants to PQT,

           (i) the non-exclusive, nontransferable right during the Term (subject to the terms herein) to use, reproduce and display the Software Server

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                  Applications and RealTick at Sites specified in Schedule 2.

           (ii) the non-exclusive, and nontransferable right (subject to the terms herein) during the Term to market and distribute RealTick and to grant within the Territory, to its customers non-exclusive, nontransferable rights.

     TAL and PQT acknowledge and agree that Customers with End User Agreements expiring after the termination of this Agreement shall survive such termination and Customers shall be permitted to use the Product until the termination or expiration of such End User Agreement pursuant to the terms thereof, as long as PQT fulfills its obligation to pay license fees and exchange fees as contemplated in this Agreement.

     (b) APPOINTMENT AND ACCEPTANCE. TAL hereby appoints PQT, subject to the provisions, terms and conditions set forth in this Agreement, as a non-exclusive distributor for the licensing, support and servicing of the Product or Products listed in the attached Schedule 2 to this Agreement, which Schedule may be amended from time to time. PQT hereby accepts such appointment, and by accepting said appointment, acknowledges that it has read and understood this Agreement and the Schedule attached hereto.

     (c) RESERVATION OF RIGHTS. TAL reserves the right to license, sell, support, and service the Product in competition with the PQT and to appoint, without limitation, other distributors for the Product. Nothing in this Agreement prohibits TAL from offering the Product, as part of other Internet services on any other data feed including its own data feed.

2. PQT OWNERSHIP, MANAGEMENT AND BUSINESS. This Agreement is entered into by TAL in reliance upon the representations and agreements by PQT regarding its ownership, management and conduct of its business. PQT agrees to give TAL thirty (30) days prior written notice of its intention to effect any of the following changes, and no such change shall be made without the prior written approval of TAL, which approval shall not be unreasonably withheld.

           (a) A change or transfer which would materially affect, either directly or indirectly, the ownership, management or control of PQT.

           (b) A sale or transfer of any substantial portion of PQT's business property or business assets other than in the ordinary course of business.

3.   TERM.

           (a) This Agreement shall become effective as of the date first above written and shall remain in effect until December 4, 2000, unless earlier terminated in accordance with the provisions of Paragraph 4.

           (b) This Agreement shall thereafter be automatically renewed for successive one (1) year periods unless either party notifies the other not less than ninety (90) days prior to the end of any particular term that it does not agree to such an automatic renewal.

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4.   TERMINATION.

           (a) BY TAL. TAL may terminate this Agreement if, at any time during the term of this Agreement or any renewal hereof, PQT is in material breach of any of the terms, conditions, duties or obligations contained in or referred to in this Agreement, and such breach remains uncorrected for a period of ten (10) days following written notice by TAL to PQT of said breach and TAL's intention to terminate this Agreement, provided however, that TAL may elect to terminate this Agreement immediately upon written notice to PQT, if PQT has violated any of the material terms, conditions, duties or obligations contained in or referred to in Paragraph 5(c) (End-User Agreement) or Paragraph 11 (PQT Standards of Operation) hereof. For purposes of this Paragraph, but without limiting TAL's right to terminate, a material breach shall include without limitation the following events:

                 (i) Failure by PQT to make any payment when such payment becomes validly due to TAL, provided that nothing contained herein shall, or is intended to, change or limit either TAL's right to take any other or further action or pursue any remedy at law or in equity to collect any sums past due.

                 (ii) PQT's violation of any of the provisions of Paragraph 2 (PQT Ownership, Management and Business); Paragraphs 5(c) (End-User Agreement); Paragraph 6 (Warranties); Paragraph 11 (PQT Standards of Operation); Paragraph 12 (Marketing); Paragraph 13 (Redistribution); Paragraph 15 (Private Label); and Paragraph 20 (Confidentiality of Trade Secrets) as set forth below;

                 (iii) Failure by PQT to correct any practice or conduct within ten (10) days of its receipt of written notice from TAL that such practice or conduct is considered by TAL to be detrimental to the interests or reputation of TAL.

                 (iv) Dissolution or insolvency of PQT, or the filing by or against PQT of a petition in bankruptcy or for an arrangement, composition or reorganization, which is not dismissed within sixty
           (60) days, or the appointment of a receiver, trustee or custodian for any substantial part of PQT's property or business, or an assignment by PQT for the benefit of its creditors.

                 (v) Submission by PQT of any information in connection with this Agreement which proves to be false or incorrect in any material respect on the date submitted; omission by PQT to submit information required under this Agreement; or failure to update information previously supplied, if such causes other information submitted to be false or incorrect in any material respect.

           (b) BY PQT. PQT may terminate this Agreement if, at any time during the term of this Agreement or any renewal hereof, TAL is in material breach of any of the terms, conditions, duties or obligations contained in or referred to in this Agreement, and such breach remains uncorrected for a period of ten (10) days following written notice by PQT to TAL of said breach and PQT's intention to terminate this Agreement. Termination does not relieve PQT for obligations already incurred or accrued for current or prior transactions.

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5.   TERMS OF LICENSE.

           (a) LICENSE FEES. TAL's license fee for PQT for the Product shall be the license fee established by TAL from time to time, plus all applicable delivery charges, provided that the effective date of any customer license fee modification shall be the first day of the next customer renewal term referenced in Paragraph 7 below. The fees applicable on the date of this Agreement are set forth in Schedule 2 attached hereto. PQT shall be solely responsible for any and all taxes arising from each order for the Product placed with TAL. TAL may change at the time of renewal of this Agreement, upon thirty (30) days prior written notice to PQT, the fee and/or terms of payment by PQT for new and renewing Customers, provided that changes in fees or terms that are less favorable to the distributor shall not be applied to orders placed by PQT and accepted by TAL prior to the date of notice, and scheduled for immediate installation. Such changes in fees or terms that are more favorable to PQT shall be applied to all orders not delivered. PQT shall bear all costs, insurance premiums, communications costs, freight and all other charges and expenses incurred by TAL for delivery to PQT.

           (b) PAYMENT. PQT shall pay for the use of all Products in advance of the month of service to PQT by TAL. A ten (10) day grace period will be allowed if all license fees are otherwise current. Upon receipt of payment, TAL will provide passwords to enable use of the Product for the month.

           (c) END-USER AGREEMENT. PQT shall not distribute the Product or permit a customer to use the Product without first obtaining from each Customer a signed end user agreement, the form of which has been approved in writing by TAL. PQT may use an alternative procedure for obtaining signed end user agreement, provided that (i) the end user is required to take some affirmative action to use or install the Product, such as breaking a seal or clicking an electronic "accept" button; (ii) the end user is advised that taking such action indicates acceptance of the terms and conditions of the end-user terms of use agreement, and
     (iii) the end user has the opportunity to read the end user agreement and the applicable warranty in its entirety before taking such action. PQT may only use this alternative procedure if the method is used as a standard practice by PQT for other PQT products and services in the ordinary course of business. PQT shall prepare and submit monthly reports to TAL which contain the names of new Customers and a brief description of the type of end user agreement executed by each Customer (e.g. alternative procedure or standard written end user agreement).

           (d) RISK OF LOSS. TAL's responsibility for loss or damage occurring in shipment, storage, delivery or otherwise, to any items being sent to PQT, or being sent to others for PQT, shall under all circumstances cease after such items have been delivered by TAL to any carrier.

6. WARRANTIES. TAL expressly disclaims all warranties, express or implied with respect to the Product and related materials, or their quality of performance including warranties of merchantability and fitness for a particular purpose. TAL makes no representation concerning the likelihood of profitable trading using the Product. The

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Product is licensed "as is" and "with all faults". PQT shall not extend any warranties for or on behalf of TAL and shall make no representation or warranty regarding the Product or the likelihood of profitable trading based on the Product. In no event shall TAL incur any liability to PQT or any customer of PQT arising out of any contract or arrangement between PQT and any of its customers unless TAL shall expressly and in writing agree to the contrary.

ALL WARRANTIES, EXPRESS OR IMPLIED, WHETHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR USE ARE HEREBY DISCLAIMED IN THEIR ENTIRETY. TAL DOES NOT ASSUME, NOR AUTHORIZE ANY OTHER PERSON TO ASSUME FOR IT, ANY OTHER LIABILITY IN CONNECTION WITH THE DESIGN, MANUFACTURE, LICENSING, INSTALLATION, OR USE OF ANY OF ITS PRODUCTS. NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING, DESIGN, MANUFACTURE, INSTALLATION OR USE OF ANY PRODUCTS, WHETHER DUE TO NEGLIGENCE OR ANY OTHER CAUSE.

TAL's liability, if any, under this Agreement, shall in all events be limited to repair or replacement at TAL's sole option of any Product which is defective in a material manner, which shall be PQT's sole and exclusive remedy; provided, however, that if any such defective Product cannot in TAL's sole opinion be repaired or replaced, then TAL's liability shall be limited to the return of the last month's license payment thereof paid in connection with or for such defective Product. Either party shall have the option to terminate this Agreement upon notice to the other party delivered within fifteen days after such payment. Any unauthorized modification or improvement to the Product which affects the Product as delivered to PQT will void TAL's then-current warrant.

7. CUSTOMER'S TERM. PQT agrees that the maximum term of any license of the Product to Customers will be no more than one year unless TAL otherwise agrees in writing and that PQT will not license the Product to new Customers after the delivery of notice of termination pursuant to Paragraph 4 unless otherwise agreed in writing by the parties.

8. AUDITING. PQT shall make a remote dial-up connection to the Internet site available to TAL in order for TAL to monitor PQT's licensing of the Product. PQT shall provide a modem and pay the basic monthly telecommunication line charges to establish the connection. TAL shall pay for all dial-up connection time charges. Such access may not be used by TAL for any purpose other than verification of the license fees owed it hereunder.

9. ONGOING LICENSE FEE OBLIGATIONS. Except as otherwise specifically provided herein (including with respect to any grant of rights and licenses herein, any continuing license fee payments provided for herein and the continued furnishing of the Product to customers after expiration of the
Term), upon expiration of the Term or upon termination, neither party shall have any further obligations under this Agreement; provided, that termination or expiration hereof shall not affect or impair any right or obligation of a party hereto arising prior to termination or expiration. As soon as PQT's

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license fee obligations under this Agreement shall have ceased, PQT will stop using, reproducing, displaying, marketing, and distributing the Product and make all reasonable efforts to cause Customers to stop using the Product.

10.  MINIMUM AGGREGATE LICENSE FEE PAYMENTS.

           (a) PQT agrees to pay a minimum aggregate license fee payment ("Minimum Aggregate License Fee Payment") to TAL of five million dollars ($5,000,000) during the initial term of this Agreement. Minimum monthly license fee payments ("Minimum Monthly License Fee Payment") of at least two hundred twenty thousand dollars ($220,000) will be paid by PQT on a monthly basis to TAL. The minimum monthly license fee payment (that shall be due and payable hereunder shall be $220,000 until the Minimum Aggregate License Fee Payment has been paid in full. From and after the month in which the Minimum Aggregate License Fee Payment is paid in full, PQT shall pay the license fee set forth in Schedule 2 without regard to the Minimum Monthly License Fee Payment amount.

           (b) Notwithstanding anything to the contrary contained herein, half of the amount of license fees paid by PCQuote, Inc. since April 1st, 1999 shall be applied to the Minimum Aggregate License Fee Payment due from PQT to TAL.

           (c) If this agreement is terminated for any reason, PQT shall pay the unpaid balance of the Minimum Aggregate License Fee Payment immediately, unless this Agreement has been terminated by PQT pursuant to Paragraph 4(b) of this Agreement.

           (d) PQT's payment of the Minimum Aggregate License Fee Payment shall not relieve PQT from its continuing obligation to pay license fees hereunder.

11. PQT STANDARDS OF OPERATION. PQT shall use its best efforts to promote the licensing of the Product. PQT shall also undertake to maintain high standards of performance, and shall conduct its business at all times in such a manner as will reflect favorably on TAL and its products and avoid in any way any deceptive, misleading or unethical practices or advertising. PQT shall comply with each of the following standards:

           (a) PLACE OF BUSINESS, EQUIPMENT AND FACILITIES. PQT will equip, staff and maintain a place of business and the equipment and facilities which reflect favorably upon TAL and its products.

           (b) FINANCIAL RESPONSIBILITY. At TAL's request, PQT shall provide TAL with financial information about PQT's operations in order to establish and maintain lines of credit.

           (c) RECORDS AND RECORD KEEPING. PQT agrees to keep accurate books and records of account for a period of up to three (3) years after the close of each calendar year showing all information necessary for the accurate determination of the number of units of the Product sold and the gross proceeds thereof and agrees

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     that TAL or an independent firm of accountants selected by TAL, shall have right to inspect the books and records of PQT, it being agreed that any books or records reviewed in connection with such inspection shall be kept strictly confidential and shall not be utilized in any commercial manner other than in connection with determining compliance with this Agreement. In the event such inspection discloses a liability to TAL as the result of the failure of PQT to properly discharge its obligations hereunder in the amount of ten (10%) percent or more, PQT shall pay to TAL the cost of such audit in addition to the amount of such discrepancy. The provisions of this Paragraph shall survive termination of this Agreement for a period of twenty-four (24) months after termination.

           (d) MODIFICATION OR CONVERSION OF PRODUCTS. PQT shall not remove, deface or otherwise change any descriptive markings, labels, the language of the End-User Agreement, or the copyright notice on any of the Products. PQT shall not, without the prior written consent of TAL, make, sell, license or distribute any modifications or improvements to the Products which affect the Product as delivered to PQT. PQT will not knowingly maintain or support software which has been modified or converted without TAL's prior authorization.

12.  MARKETING.

           (a) PQT will comply with TAL's then-current policies regarding advertising and promotion and the use of TAL's service marks and the like, which policies may be amended by TAL at any time, or from time to time. Additionally, PQT will prominently feature the Product in promotional activities. As part of its general promotional activities for the Product, PQT will feature the appropriate TAL tradename or trademark wherever practicable and in a form approved by TAL. PQT shall not, under any circumstance, use the words "agent", "agency" or other such words in connection with its display of TAL's tradename.

           Prior to any use, PQT shall provide TAL with copies, duplicates, photographs or samples of packaging, advertising, copy, brochures, marketing and promotional materials, documentation and technical materials, and other documents and materials of PQT bearing any trademark of TAL for review of the manner in which such trademarks are proposed to be used. TAL shall be deemed to have consented to any proposed use of the trademarks of which it has been given notice as provided herein if it does not object to such use in writing to PQT within five (5) business days of receipt of such notice of proposed use.

           From time to time TAL may furnish PQT with manuals and technical material prepared to facilitate PQT's sales efforts. All such materials, manuals and lists remain the property of TAL and are to be returned to TAL upon the termination or expiration of this Agreement, except as TAL and PQT may otherwise agree.

           (b) PQT agrees to provide similar advertising placement for the Product should it market Orbit or any product similar to Orbit or the Product on its web site. PQT also agrees to profile TAL on the PQT web sites as a strategic business ally.

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     TAL agrees to profile PQT on its web sites and TAL agrees to profile PQT as a strategic business ally.

           (c) PQT agrees to spend at least as much in advertising dollars the Product as it spends on Orbit and other products similar to Orbit or the Product.

           (d) TAL agrees that PQT may market RealTick under the name "PC Quote 6.0 for Windows". PQT will change the branding of the Product to "PC Quote 6.0 for Windows brought to you by RealTick" or some other form that is reasonably approved by TAL. Notwithstanding the provisions of clause (j) below (which provisions shall be effective immediately), in no event shall PQT be forced to change the branding in a period of time which is less than six (6) months from the Effective Date.

           (e) PQT agrees to market RealTrade provided by TAL, subject to terms and conditions to be mutually agreed upon.

           (f) PQT will set the sales and commission structure of the Product such that they shall be equivalent on a percentage of revenue basis to other PQT products. TAL, with PQT's prior written consent, may offer an incentive to PQT sales representatives directly to promote TAL product lines.

           (g) PQT will, at TAL's request, provide TAL with sales and marketing data and reports to enable TAL to monitor PQT's compliance with the terms herein, within a reasonable period of time.

           (h) PQT agrees to use its best efforts to market the Product and Services.

           (i) All Products licensed by PQT shall bear the appropriate TAL trademarks and copyrights. PQT shall not be deemed by anything contained in or done pursuant to this Agreement to acquire any right, title or interest in or to the use of any TAL tradename, trademark or service mark, and shall do nothing to prejudice the value or validity of TAL's rights therein or ownership thereof. PQT shall not use any TAL tradename, trademark, service mark, symbols or the like in connection with the offer and/or sale of any other product or in any manner found objectionable by TAL. Upon termination or nonrenewal of this Agreement, PQT shall discontinue any use of TAL's trademarks and service marks, tradenames, identifying symbols and the like, and all labels, brochures, displays and any and all literature and advertising media relating to TAL or any of its products.

           (j) PQT agrees that all marketing efforts and all documentation related to the Product, including but not limited to print and electronic advertisements and literature, shall state that the Product is the property of Townsend Analytics and shall mention RealTick and TAL in a form which shall be approved prior to use by TAL.

           (k) Notwithstanding anything to the contrary contained in the Agreement, TAL agrees that PQT may develop, license, distribute, market and otherwise commercially exploit PQT's proprietary products which may be competitive with

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     Products (as that term is defined in the Agreement), including, but not limited to the Orbit product.

13. REDISTRIBUTION. Except as specified in Schedule 2 below, PQT agrees that it does not have the right to license to its customers to redistribute the Product over the Internet.

14.  SUPPORT.

          (a)  PQT SUPPORT TO TAL.

               (i) PQT agrees to provide (or cause HyperFeed to provide) TAL with technical support necessary for TAL to maintain the driver and feed handler with adequate notice of changes in the feed specifications and in the market data.

               (ii) PQT agrees to provide support to end users of the Product and Services.

               (iii) PQT shall be adequately familiar with the Product to provide assistance to customers in the installation and use of the Product.

               (iv) PQT agrees to provide (or cause HyperFeed to provide) TAL with a computer similar to the computer that will be installed for customer's server, communication equipment required to receive PQT data at TAL's offices and real time market data including exchange, news, and fundamental data necessary for development.

               (v) PQT agrees to provide (or cause HyperFeed to provide) PC Quote data, including exchange and source data, at no charge to TAL at TAL's site. This data shall be used only for testing, development and provision of data for the Product as specified in
               Schedule 2, Section 3.

          (b)  TAL SUPPORT TO PQT.

               (i) TAL agrees to provide PQT with customary support and provide sales personnel with customary training from time to time in Chicago.

               (ii) TAL agrees to provide PQT's support personnel with ongoing backup support during TAL's regular business hours.

               (iii) TAL agrees to provide ongoing software debugging services for software problems that can be duplicated at PQT's offices in Chicago.


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               (iv)  TAL agrees to provide PQT with upgrades within a reasonable time frame after they become available subject to PQT's desired upgrade schedule. Additional features that become available as part of the Product as set forth in Schedule 2 will be made available to PQT. TAL is not obligated to offer any other additional features or products to PQT.

          (c) Each party will assign a key representative for license fee, relationship, and product management.

15. PRIVATE LABEL. TAL agrees that PQT may offer certain customers a private label version of the Product. Such service shall be subject to the following terms and conditions:

          (a) No order execution may be attached to the private labeled versions of the Product, unless approved by TAL for each customer.

          (b) The resale of the end user product must be at the minimum price of "PC Quote 6.0 for Windows" as defined in Schedule 2, Section 1.

          (c) TAL must approve all customers who are offered a private label version pursuant to this Paragraph 15. Schedule 3, which may be amended from time to time, lists all customers who have been approved by TAL as of the execution of this Agreement;

          (d) All customers must execute a mutual license agreement with PQT and TAL. This agreement will be developed with the cooperation of PQT and TAL.

          (e) The parties will develop a private label licensing program offering that includes a substantial non-recurring engineering fee and/or minimum number of end users. TAL agrees that the non-recurring engineering fee charged to PQT customers will not be greater than the fee TAL charges similar customers.

16. NON-SOLICITATION FOR EMPLOYMENT. PQT and TAL agree not to solicit for employment or hire, either as a consultant or employee, any individual known by such party to be a current employee of the other party or to have been an employee of the other party during the preceding year.

17. DISTRIBUTION OF PRODUCT WITH ORDER ENTRY. PQT agrees that it does not have the right to provide order entry enabled software with the Product nor to allow customers to do so without the specific agreement of TAL. TAL and PQT agree that customers may enter orders to other sites besides the TAL service bureau through the web browser button in "PC Quote 6.0 for Windows" but agree that PQT will not endorse or directly benefit from customers entering such orders to such sites without the prior agreement of TAL; however, TAL agrees that, notwithstanding the foregoing, the currently existing arrangement between PQT and JB Oxford may continue provided such arrangement is not hereafter modified or amended in a material manner without the prior consent of TAL. If order entry is to be enabled with the Product, each customer must enter


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a direct contract with TAL. PQT and any customer that wants to redistribute the
Product with the order execution function enabled via the Internet must use the Product which is hosted on a TAL Internet site.

18. INTERNATIONAL DISTRIBUTION. PQT shall not enter into international reseller arrangements offering the Product without a prior written agreement between PQT and TAL. PQT agrees that it shall not target marketing to customers in countries other than the United States without TAL's prior written consent.

19. COMPLIANCE WITH LICENSE AND LAWS. TAL and PQT shall comply with all requirements imposed on TAL (and its distributors) and with all federal, state and local laws, regulations, rules and ordinances pertaining to the operations and conduct of its business and the sale of the Product, including but not limited to all laws pertaining to the export of Products to foreign countries and to the Internet.

20. CONFIDENTIALITY OF TRADE SECRETS. PQT agrees that all confidential information received from TAL, including without limitation all technical information and service manuals received in training sessions, is and shall remain the property and confidential information of TAL. Similarly, TAL agrees that all confidential information received from PQT is and shall remain the property and confidential information of PQT. Both parties agree, on behalf of themselves and their employees, to use their best efforts to maintain such information in the strictest confidence and not to disclose the same to any third party, including their employees not having a need to know. Neither party shall copy or reproduce any such confidential information without the prior written approval of the other. Both parties agree to obtain from each of its employees having access to such information a written agreement that states that the employee has been informed of the confidential nature of such information and that the employee agrees to maintain such information in confidence. Each party further agrees to return all such information and all copies thereof to the other immediately upon termination of this Agreement.

     The obligations of confidence set forth hereinabove, however, shall impose no obligation upon either party with respect to any confidential information which: (i) is now or which subsequently becomes generally known or available by publication, commercial use or otherwise; (ii) is known by the receiving party at the time of receiving such information; (iii) is furnished to third parties without restriction on disclosure; (iv) is subsequently rightfully furnished by a third party without a restriction on disclosure; or (v) is independently developed by PQT or TAL, provided that the person or persons developing same have not had access to the confidential information. Nothing contained herein shall obligate PQT to return to TAL any service manuals which were purchased by PQT from TAL at the then prevailing distributor fee.

     The obligations set forth in this Paragraph 20 shall survive the expiration of or any earlier termination of this Agreement.

21.  MISCELLANEOUS.

          (a) RELATIONSHIP OF PARTIES. The relationship between the parties to this Agreement is that of independent contractors. Neither is an agent or employee of the other nor has any right or authority to assume or create any obligation of any kind, expressed or implied, on behalf of the other, nor shall the acts or omissions of either create any liability for the other. Subject to the provisions of this Agreement, PQT shall conduct its business at its own initiative, responsibility and expense. Nothing herein is intended to create a partnership, joint venture, or other similar relationship between the parties.

          (b) INDEMNIFICATION. PQT agrees that it will indemnify, defend and hold harmless TAL, its officers, directors, employees and agents from any and all losses, claims, damages, expenses and causes of action of every nature whatsoever, including attorneys' fees, which are caused by the breach of this Agreement by PQT or by the negligent acts, omissions or intentional wrongdoing of PQT in connection with the performance or nonperformance of its obligations hereunder.

          PQT shall hold, indemnify and save TAL, its officers, directors, employees and agents from any and all costs, expenses (including attorneys' fees), judgments, settlements, losses, or other liabilities incurred by TAL, directly or indirectly, as a result of any claim, action, suit or litigation brought against TAL by any party arising out of or relating to
     (a): any failure by PQT to perform any obligation under this Agreement including but not limited to any failure to obtain executed End User Agreements; (b) any representations or warranties made by PQT except as provided herein; or (c) any damages or claims resulting from the termination or expiration of this Agreement.

          (c) ASSIGNABILITY. Neither this Agreement, nor any right or obligation hereunder, is assignable in whole or in part, whether by operation of law or otherwise, by PQT without the prior written consent of TAL. This Agreement may be assigned by TAL and its duties hereunder may be delegated.

          (d)  TAXES AND FEES.

               (i) PQT will be responsible for paying, as and when due, any taxes and fees, such as sales, use, Internet, and communications taxes and exchange fees, required to be paid in connection with the distribution of the Product.

               (ii) TAL agrees to rely upon any appropriately completed resale certificate provided by PQT that relates to the transactions contemplated hereby which is attached as Schedule 4.

               (iii) TAL will be responsible for paying, as and when due, any income taxes required to be paid in connection with the license fees payable to TAL under this Agreement.

               (iv) This Paragraph shall survive the termination of this Agreement for any reason.

          (e) NOTICES AND OTHER COMMUNICATIONS. Unless otherwise provided, every notice hereunder shall be in writing and deemed given when delivered in person or when mailed, postage prepaid, to the intended recipient at the address specified in this Agreement, or other address previously designated by the intended recipient by written notice, provided, however, that notices to TAL shall be addressed Attention: Vice-President, Marketing and Sales. Any notice of termination or nonrenewal shall be sent by registered or certified mail.

          (f) FORCE MAJEURE. TAL shall not be liable for any loss, damage, delay or other consequence resulting from causes beyond reasonable control, including but not limited to, acts of God, fire, strikes, labor disputes, riot or civil commotion, case of war (declared or undeclared), labor or material shortages or governmental regulations, orders, or decisions.

          (g) NON-WAIVER. No failure to exercise, and no delay in exercising, on the part of either party hereto, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by either party of any right, power or privilege hereunder preclude any other or further exercise thereof.

          (h) ENTIRE AGREEMENT. This Agreement and the attached Schedules set forth the entire understanding of, and supersedes and revokes all prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them. This Agreement may not be modified except by a writing signed by a duly authorized officer of TAL.

          (i) GOVERNING LAW. The validity, construction, and enforceability of this Agreement shall be governed in all respects by the law of the state of Illinois.

          (j) SEVERABILITY. If any provision of this Agreement shall be held invalid under applicable law, the remaining provisions shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the day first above written.

ACCEPTED:

------------------------------
PC Quote.Com, Inc.

By: /s/ Jim R. Porter
   ---------------------------

Title: Chairman, CEO
       -----------------------

ACCEPTED:

TOWNSEND ANALYTICS, LTD.

By: /s/ MarrGwen Townsend
    --------------------------

Title: President
       -----------------------

                                      SCHEDULE 1


                  Territory shall mean the United States of America.

                                      SCHEDULE 2


PRODUCTS

1.  PC QUOTE FOR WINDOWS INTERNET PRODUCT. (HOST SITE:  PC QUOTE.COM)

          A.  GENERAL DESCRIPTION OF PRODUCT LICENSED TO PQT FOR USE AT PCT
          OFFICE:
          NT driver to DCP card on servers at PQT
          Software Servers: Windows NT version of TA_SRV, NewSrv, PC Quote Feed Handler
          Permission Server with user based exchange and Feature permissions Network protocol: TCP/IP
          32 bit Windows installation files for remote download.

          PRODUCT WHICH PQT MAY REDISTRIBUTE TO CLIENTS:
          32 bit version of RealTick with Features listed below
          On line help on all programs.
          Manual available at cost.

          B.  INTERNET PRODUCT LINE:  MINIMUM PRICE PER PRODUCT AND FEATURES:

               i.   LEVEL A - QUOTES:
                    Minimum Price:  $75/month
                    Features:  Quotes (QuickQuote, Market Minder, Tickers,
                         Alarms)

               ii.  LEVEL B:  QUOTES & CHARTS:
                    Minimum Price $150/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers, Alarms) Charts (intraday, daily, weekly, monthly, technical analysis)

               iii. LEVEL C:  NASDAQ LEVEL 2:
                    Minimum Price $250/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers)
                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables:  time & sales, time and quotes
                         Nasdaq Level II

               iv.  LEVEL D:  TURBO OPTION/OPTION ANALYTICS:
                    Minimum Price:  $250/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers)

                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables:  time & sales, time and quotes
                         Option chains and option analytics

               v.   LEVEL E:  COMPLETE:
                    Minimum Price:  $300/month
                    Features
                         Quotes (QuickQuote, Market Minder, Tickers)
                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables:  time & sales, time and quotes
                         NASDAQ Level III
                         Option chains and option analytics


          C. LICENSE FEE. TAL will receive thirty-three percent (33%) of the total customer bill which shall be at least equal to the Minimum Price for the Product for the Level provided to each customer plus any additional charges to customer for the Product or for other services except that exchange fees may be deducted if charged to the customer.

2.   ULTIMATE TRADER/HOST SITE:  AB WATLEY, INC.

          A.  GENERAL DESCRIPTION OF PRODUCT LICENSED TO AB WATLEY:
                 NT driver to DCP card on servers at AB Watley
                 Servers: Windows NT version of TASrv, NewSrv and PC Quote Feed Handler at PQT office
                 Permission Server with user based exchange and feature permissions but not including perms control
                 Network protocol:  TCP/IP
                 32 bit Windows installation files for remote download.

          PRODUCTS WHICH WATLEY MAY REDISTRIBUTE TO INDIVIDUAL USERS:
                 32 bit version of RealTick with Features listed below On-line help on all programs.
                 Manual available at cost.

          B.  ULTIMATETRADER PRODUCT LINE:  MINIMUM PRICE PER PRODUCT AND
          FEATURES:

                 i.   SILVER:
                      Minimum Price:  $75/month
                      Features: Quotes (QuickQuote, Market Minder, Tickers, Alarms)

                 ii.  GOLD
                      Minimum Price $150/month

                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers, Alarms) Charts (intraday, daily, weekly, monthly, technical analysis)

               iii. PLATINUM:
                    Minimum Price $250/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers)
                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables:  time & sales, time and quotes
                         Nasdaq Level II

               iv.  PLATINUMOPT:
                    Minimum Price: $250/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers)
                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables; time & sales, time and quotes
                         Option chains and option analytics

               v.   PLATINUM+2:
                    Minimum Price:  $300/month
                    Features:
                         Quotes (QuickQuote, Market Minder, Tickers)
                         Charts (intraday, daily, weekly, monthly, technical analysis)
                         Tables:  time & sales, time and quotes
                         Nasdaq Level II
                         Option chains and option analytics


          C.  LICENSE TERMS:
               i.   Servers must be located at the AB Watley site.
               ii.  Watley is not licensed to use the perms control program.
               iii. AB Watley has no rights to allow its customers to redistribute the Product nor to resell to other companies.
               iv. The order entry system used by AB Watley must be TAL's RealTrade program.
               v.   PQT will be vendor of record.
               vi. AB Watley shall sign and have end users sign a license agreement that is approved by TAL. PQT shall indemnify TAL for any claims if Watley fails to provide such an agreement.

          vii. PQT shall not market for AB Watley except as included in a suite of compatible brokers.
          viii. Watley must be required by its agreement with PCQ or by a separate agreement with TAL to abide by similar terms and conditions required of PQT in this agreement.
          ix. The initial term of the license to Watley shall end on 12/21/1999 and shall not be renewed without written permission of TAL.

     D. LICENSE FEE. TAL will receive fifty (50%) of the total client billing where client billing is defined to be at least equal to the Minimum Price for the Product for the level provided to each customer plus any additional charges to customer for the Product or for other services except that exchange fees may be deducted if charged to the customer. For avoidance of doubt, neither exchange fees not charged to the customer nor rebates offered by PCQ to Watley may be deducted from client billing before the split is calculated.


3.   PC QUOTE 6.0 FOR WINDOWS/HOST SITE: TAL:

A. GENERAL DESCRIPTION OF PRODUCT: Same as Section 1 above except that the site is hosted by TAL.

B. PRODUCT AND MINIMUM PRICES: the Product and Minimum Prices will be the same "PC Quote 6.0 for Windows" Internet prices will be the same as Section A of this Schedule. TAL may choose not offer all product levels on the TAL site

C.   LICENSE TERMS:

          i.    PQT will be vendor of record.
          ii. PQT will provide or cause Hyperfeed to provide data to be delivered to the TAL site at no charge to TAL.

D. LICENSE FEES: For "PC Quote 6.0 for Windows" on TAL hosted clients, TAL will receive two thirds (2/3) of total client billing and PQT will retain one third (1/3) of the total billing (where total client billing defined to be at least equal to the Minimum Price for the Product for the level provided to each customer plus any additional charges by PQT to customer for the Product or for other services except that exchange fees may be deducted if charged to the customer)

                                      SCHEDULE 3


LIST OF CUSTOMERS CURRENTLY APPROVED BY TAL FOR PRIVATE LABELING OF THE PRODUCT:


1.   A.B. Watley (Ultimate Trader)
2.   J B Oxford

                                      SCHEDULE 4



                              Attach Resale Certificate.

Updated: 4/26/99


                               TOWNSEND ANALYTICS, LTD.
                           YEAR 2000 READINESS DISCLOSURE*

Townsend Analytics, Ltd. ("TAL") is committed to its goal of attempting to ensure that TAL computer software ("TAL SOFTWARE") will be Year 2000 compliant. TAL's Year 2000 Project involves comprehensive assessment, testing, and remediation of TAL SOFTWARE for Year 2000 compliance. Year 2000 compliant TAL SOFTWARE will properly recognize and handle dates beginning on or after January 1, 2000 and will recognize the Year 2000 as a leap year. For purposes of the information set forth below, TAL SOFTWARE also is designated as Year 2000 compliant if it does not contain any real-time clocks or date processing capabilities. TAL's Year 2000 Readiness Disclosure applies to TAL SOFTWARE delivered by TAL when used by the end user in accordance with applicable software license agreements and documentation. TAL's Year 2000 Readiness Disclosure does not apply to any user-customized or third party data, software, hardware and/or other equipment (collectively referred to as "third party products") used by the end user in conjunction with TAL SOFTWARE, or to the effect of third party products on the Year 2000 compliance of TAL SOFTWARE. TAL's Year 2000 Readiness Disclosure is provided for informational purposes only and does not modify or amend in any way software license agreements executed by end users. Please return to this website on a regular basis for the latest Year 2000 information. If you have any questions or require assistance please contact Townsend Analytics via email at y2ksupport@taltrade.com.

LIST OF TAL SOFTWARE:

1.   REALTICK III

RealTick III is comprised of a base program called RealTick and optional modules that are listed below. In order to determine the Year 2000 status of the RealTick III software that you are using, please locate the version of RealTick III that you are using and the module(s) below that your version of RealTick III contains. You can find the version list easily by following these steps:

     1.   Run RealTick III.
     2.   On the toolbar click on the Help menu item.
     3. Click on About RealTick III. This screen will tell you whether you are using a 16 bit version or 32 bit version of RealTick. If you are using a 16 bit version of RealTick you will need to contact Townsend Analytics' support department to upgrade to the 32 bit version of RealTick.
     4. Click on Versions. You will see a list of software programs and module versions that your RealTick III contains. Check to see if each module appears on the table below.


--------------------------------------------------------------------------------
*This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information and Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

Updated: 4/26/99


1. PRODUCT NAME                    EXECUTABLE            YEAR 2000 STATUS                    COMMENTS
--------------------------------------------------------------------------------------------------------------
RealTick III and modules.          rt3.exe             Not Year 2000                 Upgrade to 32 bit
16 bit versions of RealTick                            compliant.                    version is necessary.
III and modules.
--------------------------------------------------------------------------------------------------------------
RealTick III.                      rt332.exe           rt332.exe v.5.2.45.0          See Sec. 2 Table below
32 bit Versions of RealTick                            and later versions are        for information on 32 bit
III modules.                                           Year 2000 compliant.          modules.
--------------------------------------------------------------------------------------------------------------


2. BASIC MODULES
   OF REALTICK III                 EXECUTABLE            YEAR 2000 STATUS                    COMMENTS
--------------------------------------------------------------------------------------------------------------
Chart, Table                       chart32.dll         chart32.dll v.1.2.40.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Corporate Actions                  corpact32.dll                                     Module is dependent on
                                                                                     third party data.
                                                                                     Assessment is
                                                                                     underway.
--------------------------------------------------------------------------------------------------------------
MarketMakers                       mmaker32.dll        mmaker32.dll
                                                       v.1.0.23.0 and later
                                                       versions are Year
                                                       2000 compliant.
--------------------------------------------------------------------------------------------------------------
MarketMinders                      minder32.dll        minder32.dll
                                                       v.1.0.50.0 and later
                                                       versions are Year
                                                       2000 compliant.
--------------------------------------------------------------------------------------------------------------
MultiQuote                         mq32.dll            mq32.dll v.1.0.18.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Stock Manager                      stk32.dll           stk32.dll v.1.0.7.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Talipc                             talipc32.dll        talipc32.dll v.6.1.21.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Tbdll                              tbdll32.dll         tbd1132.dll v.1.0.34.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Ticker                             ticker32.dll        ticker32.dll v.1.0.8.0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information and Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

Updated: 4/26/99

--------------------------------------------------------------------------------------------------------------
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Time/Sales                         tmsl32.dll          tms132.dll v.1.0.2.0
                                                       and later versions are
                                                       Year 2000
                                                       compliant.
--------------------------------------------------------------------------------------------------------------
Web Browser                        iebrow32.dll        iebrow32.dll v.
                                                       1.0.6.0 and later
                                                       versions are Year
                                                       2000 compliant.
--------------------------------------------------------------------------------------------------------------


3. SPECIAL INTEREST
   MODULES OF
   REALTICK III                    EXECUTABLE            YEAR 2000 STATUS                    COMMENTS
--------------------------------------------------------------------------------------------------------------
Forex                              forex32.dll         forex32.dll v.1.0.2.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Market Profile                     profil32.dll        profil32.dll v.1.0.9.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
MetalView                          metal32.dll         metal32.dll v.1.0.3.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Pt & Figure                        ptfig32.dll         ptfig.32.dll v.1.0.1.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------
Spreads                                                Testing ongoing.
--------------------------------------------------------------------------------------------------------------
TurboOptions                       oqs32.dll           oqs32.dll v.1.0.12.0
                                                       and later versions are
                                                       Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------


4. NEWS MODULES
   OF REALTICK III                 EXECUTABLE            YEAR 2000 STATUS                    COMMENTS
--------------------------------------------------------------------------------------------------------------
Fixed-Page News                    fxpnws32.dll        fxpnws32.dll
                                                       v.1.0.5.0 and later
                                                       versions are Year
                                                       2000 compliant.
--------------------------------------------------------------------------------------------------------------
News                               nwsdll32.dll        nwsdll32.dll
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information and Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

---------------------------------------------------------------------------------------
                                                  V.2.1.18.0 and later
                                                  versions are Year
                                                  2000 compliant.
---------------------------------------------------------------------------------------
SPMNews                       spmnws32.dll        Testing ongoing.
---------------------------------------------------------------------------------------

5.  ORDER ENTRY
    MODULES OF
    REALTICK III              EXECUTABLE          YEAR 2000 STATUS         COMMENTS
---------------------------------------------------------------------------------------
Order Cache                   orders32.dll        orders32.dll
                                                  v.1.0.49.0 and later
                                                  versions are Year
                                                  2000 compliant.
---------------------------------------------------------------------------------------
Order Entry                   oes32.dll           oes32.dll v.1.0.15.0
                                                  and later versions are
                                                  Year 200 compliant.
---------------------------------------------------------------------------------------

6.  OBSOLETE
    MODULES OF
    REALTICK III*                  YEAR 2000 STATUS              COMMENTS
------------------------------------------------------------------------------------------------
Quickquote                         Not Year 2000 compliant.      Replaced by Multiquote module.
                                   Upgrade Necessary.            module.  Users should upgrade.
------------------------------------------------------------------------------------------------

* This is not an exhaustive list of obsolete modules of RealTick III. If you are using a module that does not appear on TAL's YEAR 2000 Readiness Disclosure, please contact TAL at the e-mail address listed above.


7.  TAL FEED HANDLERS

In order to determine the Year 2000 status of the TAL feed handler(s) that you are using, you will need to locate the version number(s) of the feed handler(s). You can find the version(s) easily by following this procedure:
Locate the appropriate file (e.g. comstk32.dll) in your browser. Browse to the file and either right click or hit ALT-ENTER. Click on the properties button. Then, click on the version button. Compare the version that you see on the screen to the version number in the Year 200 Readiness Disclosure feed handler table below. If you are using a version which is earlier than the version listed below or if the executable does not appear on the table below, please contact us at y2ksupport@taltrade.com.

-----------------------------------------------------------------------------
* This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information and Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy of completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentially agreement or duty of this recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

Updated: 4/26/99


               PLEASE NOTE: The following chart only applies to 32-bit feed handlers. 16-bit feed handlers are not year 2000 compliant and users of 16-bit feed handlers will need to upgrade to 32-bit versions. Please contact us at y2ksupport@taltrade.com for assistance.


NAME           EXECUTABLE          YEAR 2000 STATUS                        COMMENTS
-----------------------------------------------------------------------------------------------------
AFX            afx32.EXE           Year 2000 compliant.                    News only
-----------------------------------------------------------------------------------------------------
Bonneville     bonnev32.exe        Year 2000 compliant.                    Exchange feed.  Chicago
                                                                           Board of Trade.
-----------------------------------------------------------------------------------------------------
                                                                           Exchange feed.  Canadian
CBOT           cbot32.exe          Year 2000 compliant.                    Consolidated Data Feed.
-----------------------------------------------------------------------------------------------------
                                   ccdf32.exe v.6.0.3.0(released 3 Dec
CCDF           ccdf32.exe          1998) and later versions are Year 2000
                                   compliant.
-----------------------------------------------------------------------------------------------------
                                                                           Exchange feed.  Chicago
CME            cme32.exe           Year 2000 compliant.                    Merchantile Exchange.
-----------------------------------------------------------------------------------------------------
                                   comstk32.dll v.2.0.49.o (released 3 Dec
ComStock       comstk32.exe        1998) and later versions are Year 2000
                                   compliant.
-----------------------------------------------------------------------------------------------------
                                   comtex32.exe v.1.0.9.0(released 31
Comtex         comtex32.exe        Aug 1998) and later versions are Year   News only.
                                   2000 compliant.
-----------------------------------------------------------------------------------------------------
                                   djnews32.exe v.0.0.3.0 (released 2 Feb
Dow Jones      djnews32.exe        1999) and later versions are Year 2000  News only.
                                   compliant.
-----------------------------------------------------------------------------------------------------
                                   fides32.exe v.1.0.0.5 (released 11 Mar
FIDES          fides 32.exe        1999) and later versions are Year 2000  FIDES Forex Feed
                                   compliant.                              (Switzerland).
-----------------------------------------------------------------------------------------------------
                                   ifeed32.exe v.1.0.25.0 (released 18 Dec Comprehensive feed.
Ifeed          ifeed32.exe         1998) and later versions are Year 2000  FIDES Infofeed
                                   compliant.                              (Switzerland).
-----------------------------------------------------------------------------------------------------
Knight-
Ridder         kr32.exe            Year 2000 compliant.
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information and Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

Updated: 4/26/99

--------------------------------------------------------------------------------------------------------------------
                                                                            Exchange feed. Order book
Toronto                                                                     data from Toronto Stock
MarketByPrice    mbp32.exe        Year 2000 compliant.                      Exchange for use with
                                                                            CCDF or PC Quote.
--------------------------------------------------------------------------------------------------------------------
                                  nw32.exe v.1.0.0.11 (released 23 Sept
Newswire         nw32.exe         1996) and later versions are Year 2000    Reuters news.
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
                                  nqds32.exe v.1.0.4.0 (released 7 Jan
NQDS             nqds32.exe       1999) and later versions are Year 2000    Exchange feed. Nasdaq
                                  compliant.                                Level 2 quotes.
--------------------------------------------------------------------------------------------------------------------
                                  ntds32.exe v.1.0.13.0 (released 8 Jan
NTDS/IQMS        ntds32.exe       1998) and later versions are Year 2000    Exchange feed. - Nasdaq
                                  compliant.                                trades and Level 1 quotes.
--------------------------------------------------------------------------------------------------------------------
                                                                            Exchange feed. OPRA
OPRA             opra32.exe       Year 2000 compliant.                      equity options and PHLX
                                                                            currency options.
--------------------------------------------------------------------------------------------------------------------
                                  pcq32.exe v.1.0.30.0 (released 1 Dec
PC Quote         pcq32.exe        1998) and later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
SelectFeed+      sfplus 32.exe    Year 2000 compliant.                      Reuters quotes and news.
--------------------------------------------------------------------------------------------------------------------
                                                                            Exchange feed. CTS and
SIAC             siac32.exe       Year 2000 compliant.                      CQS (NYSE and AMEX
                                                                            trades and quotes).
--------------------------------------------------------------------------------------------------------------------
Signal           signal32.exe     Year 2000 compliant.
--------------------------------------------------------------------------------------------------------------------
                                                                            Taiwan Stock Exchange
Taiwan           taiwan32.exe     Year 2000 compliant.                      data via Megatime.
--------------------------------------------------------------------------------------------------------------------
                                                                            Exchange Feed. Order book
Vancouver                                                                   data from Vancouver Stock
Market           vanmd32.exe      Year 2000 compliant.                      Exchange for use with
Depth                                                                       CCDF or PC Quote.
--------------------------------------------------------------------------------------------------------------------
                                                                            Government bond data from
Zions            zions 32.exe     Year 2000 compliant.                      Zions Bank.
--------------------------------------------------------------------------------------------------------------------

8. OTHER TAL
SOFTWARE         EXECUTABLE       YEAR 2000 STATUS                          COMMENTS
--------------------------------------------------------------------------------------------------------------------
DB Edit                           Not Year 2000 compliant                   This product is no longer
                                                                            licensed to new users.
--------------------------------------------------------------------------------------------------------------------
                                                                            There will be no upgrade or
                                                                            replacement.
--------------------------------------------------------------------------------------------------------------------

* This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.

Updated: 4/26/99

--------------------------------------------------------------------------------------------------------------------
Options Risk     orm32.exe        orm32.exe v.2.4.0.56 and later
Management                        versions are Year 2000
                                  compliant with minor issues.
--------------------------------------------------------------------------------------------------------------------
TASrv            ta_srv32.exe     ta_srv32.exe v.6.2.12.0 and
                                  later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
Permission       perms32.exe      perms32.exe v.1.0.16.4 and
Server                            later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
Talnet           talnet32.exe     talnet32.exe v.6.0.9.0 and
                                  later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
Tuber6           tuber632.exe     tuber632.exe v.1.0.1.23.0 and
                                  later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------
Tuber7           tuber732.exe     tuber732.exe v.7.0.0.3 and
                                  later versions are Year 2000
                                  compliant.
--------------------------------------------------------------------------------------------------------------------

PLEASE CONTACT TOWNSEND ANALYTICS VIA E-MAIL AT y2ksupport@taltrade.com IF YOU REQUIRE UPGRADE ASSISTANCE.


TOWNSEND ANALYTICS, LTD.

-------------------------------------------------------------------------------
* This Year 2000 Readiness Disclosure is prepared and submitted in accordance with the Year 2000 Information Readiness Disclosure Act.

This Readiness Disclosure is provided for informational purposes only, and TAL makes no representation, warranty or guarantee regarding the accuracy or completeness hereof or the performance of its Year 2000 Program. The statements contained in this Readiness Disclosure are not intended to modify, affect, alter or amend any contractual provision or warranty. The statements contained in this Readiness Disclosure are subject to change without prior notice.

The information contained herein is confidential and proprietary to TAL, and is specifically deemed to be covered by any confidentiality agreement or duty of the recipient. By accepting receipt of this information, you agree to keep the information contained herein confidential, to disclose it only to your employees and advisors on a need-to-know basis, and to use it only in connection with your business relationship with TAL.